Exhibit 10.1

BORROWING BASE REDETERMINATION AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION AGREEMENT AND SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 20, 2022, is by and among Amplify Energy Operating LLC, a Delaware limited liability company (the “Borrower”), Amplify Acquisitionco LLC, a Delaware limited liability company (the “Parent”), each of the other undersigned guarantors (together with the Borrower, and the Parent, collectively, the “Loan Parties”), each of the Lenders that is a signatory hereto and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.            The Borrower, the Parent (as successor by conversion to Amplify Acquisitionco Inc.), Bank of Montreal (“BMO”) as the initial administrative agent thereunder, and certain Lenders from time to time parties thereto, entered into that certain Credit Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019, that certain Second Amendment to Credit Agreement dated as of July 16, 2019, that certain Borrowing Base Redetermination Agreement and Third Amendment to Credit Agreement dated as of June 12, 2020, that certain Borrowing Base Redetermination Agreement and Fourth Amendment to Credit Agreement dated as of November 17, 2020, and that certain Borrowing Base Redetermination Agreement and Fifth Amendment to Credit Agreement dated as of November 10, 2021 (the “Fifth Amendment”), and as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.            The Borrower has provided the necessary Engineering Report in order for the Administrative Agent and the Lenders to complete the spring 2022 Scheduled Determination of the Borrowing Base and, after reviewing such Engineering Report, the Administrative Agent and the Lenders have recommended (i) reaffirming the Borrowing Base of $225,000,000, (ii) maintaining the Aggregate Commitments at $225,000,000, and (iii) confirming that the automatic monthly reduction in the Borrowing Base and the Aggregate Commitments that was implemented by the Fifth Amendment shall cease to apply.

C.            The Borrower, the Parent, the Administrative Agent and the Lenders party hereto desire to enter into this Amendment, to among other things, make certain amendments to the Credit Agreement.

D.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as modified hereby. Unless otherwise indicated, all section and exhibit references in this Amendment refer to the respective sections and exhibits in the Credit Agreement.

Section 2.               Reaffirmation of the Borrowing Base and Aggregate Commitments and Cessation of Automatic Monthly Borrowing Base Reduction.

(a)            In accordance with Section 2.05(b)(i) of the Credit Agreement, on and as of the Effective Date (defined below) the Borrowing Base shall be reaffirmed and maintained at $225,000,000. The Borrowing Base, as reaffirmed as of the Effective Date, shall remain in effect until otherwise redetermined or adjusted in accordance with the provisions of the Credit Agreement.

(b)           Both the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the foregoing reaffirmation of the Borrowing Base pursuant to Section 2(a) above shall constitute the regularly scheduled spring 2022 Scheduled Determination of the Borrowing Base and shall not constitute a Special Determination.

(c)            Pursuant to the terms and conditions of the Fifth Amendment, commencing as of February 28, 2022 through the effectiveness of the spring 2022 Scheduled Determination, an automatic reduction of the Borrowing Base in the amount of $5,000,000 (resulting in a contemporaneously monthly reduction in the Aggregate Commitments in the same amount), was implemented thereby. In accordance with Section 2(b) above, the reaffirmed Borrowing Base shall constitute the spring 2022 Scheduled Determination, and the automatic monthly reduction of the Borrowing Base and the Aggregate Commitments shall cease to apply.

Section 3.               Amendments to Credit Agreement. Section 6.19 of the Credit Agreement is hereby amended and restated to provide as follows:

“Section 6.19 Minimum Hedging Requirements. From and after June 20, 2022, the Borrower shall (i) enter into from time to time (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties in respect of commodity prices for crude oil and natural gas such that, as of any date of determination, the aggregate notional monthly volumes of crude oil and natural gas hedged by the Borrower equal or exceed (but subject at all times to the limitations in Section 7.12) (x) sixty percent (60%) of the reasonably projected aggregate monthly production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the then most recently delivered Engineering Report for each full calendar month during the period of twelve (12) consecutive full calendar months immediately following any such date of determination (or, if the Maturity Date occurs within any such period, then for each full calendar month during the period through (and including) the full calendar month in which the Maturity Date occurs), and (y) if the Maturity Date is more than twelve full calendar months after any such date of determination, fifty percent (50%) of the reasonably projected aggregate production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the then most recently delivered Engineering Report for each full calendar month during the period of six (6) consecutive full calendar months immediately following the twelve (12) consecutive full calendar month period described in the foregoing clause (i) of this Section 6.19 (or, if the Maturity Date occurs within any such six (6) consecutive full calendar month period, then for each full calendar month during the period through (and including) the full calendar month in which the Maturity Date occurs), and (ii) no later than five (5) Business Days after the end of each calendar month, provide to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent demonstrating the Borrower’s compliance with the foregoing; provided that, in the event that the Borrower determines in good faith after using commercially reasonable efforts that the Borrower has been unable to enter into all or a portion of the Hedge Transactions required pursuant to the foregoing clauses (i)(x) and (i)(y), then the Borrower may deliver to the Administrative Agent on or before the due date for compliance with the applicable clause, a certificate of a Responsible Officer to that effect in satisfaction of the requirement of the applicable clause with respect to any volumes for which the Borrower has been unable to enter into Hedging Transactions; provided, further, that from and after the delivery of any such certificate until the Borrower has delivered reasonably satisfactory evidence demonstrating that the Borrower has entered into Hedge Transactions in satisfaction of such clauses, the Borrower shall (1) continue to use commercially reasonable efforts to satisfy the requirements of such clauses and (2) include in each certificate delivered pursuant to Section 6.02(a) an additional similar certification to the extent applicable.”

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Section 4.               Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:

4.1            The Administrative Agent shall have received counterparts of this Amendment from the Parent, the other Loan Parties and Lenders comprising at least the Required Lenders.

4.2           Each of the Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, each of the Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of the Parent, the Borrower and each other Loan Party, (b) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the each of the Parent, the Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the representations and warranties by each of the Parent, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effective Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5.               Miscellaneous.

5.1            Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as modified by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Public Parent, the Parent, the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall serve as a modification to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

5.2            Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Amendment, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as modified hereby, remains in full force and effect with respect to the Obligations.

5.3            Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4            No Oral Agreement. This written Agreement, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

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5.5           Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6           Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

5.7           Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8            Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC,
a Delaware limited liability company,
as the Borrower

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO LLC,
a Delaware limited liability company,
as the Parent

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC,
a Delaware limited liability company

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY,
a California corporation

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

AMPLIFY OKLAHOMA OPERATING LLC,
a Delaware limited liability company

	By:	/s/ Jason McGlynn
	Name:	Jason McGlynn
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

ADMINISTRATIVE AGENT AND LENDER:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	BANK OF MONTREAL, as a Lender

	By:	Radhika Kapur
	Name:	Radhika Kapur
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	Christopher Baethge
	Name:	Christopher Baethge
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	REGIONS BANK, as a Lender

	By:	J. Patrick Carrigan
	Name:	J. Patrick Carrigan
	Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	Kevin A. James
	Name:	Kevin A. James
	Title:	Authorized Signatory

	By:	Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	OCM ENGY Holdings, LLC, as a Lender

	By:	Oaktree Fund GP, LLC
	Its:	Manager

	By:	Oaktree Fund GP I, L.P.
	Its:	Managing Member

	By:	Allen Li
	Name:	Allen Li
	Title:	Authorized Signatory

	By:	Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	Danielle Calo
	Name:	Danielle Calo
	Title:	Associate Director

	By:	Dionne Robinson
	Name:	Dionne Robinson
	Title:	Associate Director

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement
Amplify Energy Operating LLC]